Exhibit 10.1
EXECUTION COPY
LETTER AMENDMENT NO. 3
to
AMENDED AND RESTATED
MASTER SHELF AGREEMENT
As of March 13, 2006
Prudential Investment Management, Inc.
The Prudential Insurance Company of America
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey
Gibraltar Life Insurance Co., Ltd.
RGA Reinsurance Company
Connecticut General Life Insurance Company
Zurich American Insurance Company
The Prudential Life Insurance Company, Ltd.
Prudential Retirement Insurance and Annuity Company
MTL Insurance Company
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201
Ladies and Gentlemen:
     We refer to the Amended and Restated Master Shelf Agreement, dated as of March 31, 2005, as amended by Letter Amendment No. 1 thereto dated as of June 22, 2005 and Letter Amendment No. 2 thereto dated as of November 1, 2005 (as so amended, the “Agreement”), among Crosstex Energy, L.P., a Delaware limited partnership (the “Company”), and Crosstex Energy Services, L.P., a Delaware limited partnership, on one hand, and each of you (the “Purchasers”), on the other hand. Unless otherwise defined in this Letter Amendment No. 3 to Amended and Restated Master Shelf Agreement (this “Amendment”), the terms defined in the Agreement shall be used herein as therein defined.
     The Company desires to amend the Agreement to increase the aggregate principal amount of Notes that may be issued under the Agreement to $260,000,000 and provide for the authorization of the issuance of a series of senior secured notes thereunder as hereinafter provided. Subject to the terms and conditions specified herein, the Purchasers have indicated their willingness to make such amendments, all as more particularly set forth herein. In addition, the Company and the Purchasers desire to make certain other changes to the Agreement relating to the determination of any Yield-Maintenance Amount with respect to the Series D Notes as more particularly set forth herein.
     Accordingly, subject to satisfaction of the conditions set forth in paragraph 12 hereof, and in reliance on the representations and warranties of the Company set forth in paragraph 11 hereof, the Purchasers hereby agree with the Company to amend the Agreement as provided in paragraphs 1 through 10 below, effective as of the Amendment No. 3 Effective Date (as defined in paragraph 12 below).
     1. Amendment to Cover Page.
     “Cover Page. The cover page of the Agreement is hereby amended by replacing “$125,000,000” with “$260,000,000”.
     2. Amendment to Paragraph 1D. Authorization of Issue of Shelf Notes. The third sentence of paragraph 1D of the Agreement is restated in its entirety to read as follows:
     “The term ‘Notes’ as used in this Agreement shall mean any Series A Note, any Series B Note, any Series C Note, any Series E Note or any Shelf Note.”
     3. New Paragraph 1E. Authorization of Issue of Series E Notes.
     Existing paragraphs 1E and 1F of the Agreement are renumbered as paragraph 1F and 1G, respectively, and new paragraph 1E is added to the Agreement, such paragraph 1E to read as follows:
     “1E. Authorization of Issue of Series E Notes. The Company will authorize the issue of its 6.32% Senior Secured Notes, Series E, due March 13, 2016 (the “Series E Notes”), in the aggregate principal amount of $60,000,000, to be dated the date of issue thereof, to mature March 13, 2016, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 6.32% per annum and on the occurrence and during the continuation of an Event of Default at the rate specified therein, to be substantially in the form of Exhibit A-5 hereto. The term “Series E Notes” as used herein shall include each Series E Note delivered pursuant to any provision of this Agreement and each Series E Note delivered in substitution or exchange for such Series E Note pursuant to any such provision.”
     4. New Paragraph 1H. Series E Closing. New paragraph 1H is added to the Agreement, such paragraph 1H to read as follows:
     “1H. Series E Closing. The Company hereby agrees to sell to each Purchaser identified on the Purchaser Schedule attached hereto as a Purchaser of the Series E Notes and, subject to the terms and conditions herein set forth, each such Purchaser agrees to purchase from the Company Series E Notes in the aggregate principal amount set forth opposite its name on the Purchaser Schedule attached hereto at 100% of such aggregate principal amount. The Company will deliver to such Purchasers, at the offices of Schiff Hardin LLP, 6600 Sears Tower, Chicago, Illinois 60606, one or more Series E Notes registered in the name of such Purchasers, evidencing the aggregate principal amount of Series E Notes to be purchased by such Purchasers and in the denomination or denominations specified in the Purchaser Schedule attached hereto against payment of the purchase price thereof by transfer of immediately available funds to the credit of the account of Crosstex Energy Services, LP, account #0880423630 at Union Bank of California (ABA No. 122000496) on the date of closing, which shall be March 13, 2006, or any other date upon which the Company and Prudential may mutually agree in writing (the “Series E Closing Day”).”
     5. Paragraph 2H(2). Rescheduled Closings; Paragraph 2I. Fees; and Paragraph 3. Conditions of Amendment and Restatement and Closing.
     For the purposes of paragraph 2H(2), paragraph 2I and paragraph 3 of the Agreement, each reference to “Accepted Notes” or “Shelf Notes” shall include the Series E Notes and any reference to the “Acceptance Day” shall mean, with respect to the Series E Notes, February 21, 2006.
     6. Paragraph 3A. Certain Documents.
     Clause (xx) of paragraph 3A of the Agreement is amended in its entirety to read as follows:
     “(xx) With respect to the issuance of any Notes which would cause the aggregate principal amount of all Notes issued under this Agreement to exceed $200,000,000: an executed amendment to the Bank Agreement amending the Bank Agreement to permit the issuance of up to an aggregate of $260,000,000 principal amount of Notes under this Agreement, certified by a Responsible Officer as being a true and correct copy of such amendment as of the applicable Closing Day, and such amendment shall be in full force and effect.
     7. Amendment to Paragraph 8I. Use of Proceeds.
          Paragraph 8I of the Agreement is amended to add the following as the new first sentence thereof:
“The proceeds of the Series E Notes will be used to refinance existing Debt outstanding under the Bank Agreement.”
     8. Amendment to Paragraph 10A. Yield-Maintenance Terms.
     The definition of “Yield-Maintenance Amount” in paragraph 10A of the Agreement is amended in its entirety to read as follows:
     “‘Yield-Maintenance Amount’ means, with respect to any Note:

     (a) Other than with respect to the Series C Notes, the Series D Notes or the Series E Notes, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal;
     (b) With respect to the Series C Notes (1) if the Settlement Date with respect to which the Yield-Maintenance Amount is being determined is on or before June 18, 2007, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Series C Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal, and (2) if the Settlement Date with respect to which the Yield-Maintenance Amount is being determined is after June 18, 2007, the percentage of the Called Principal of such Series C Note set forth below opposite the Settlement Date:

Settlement Date	Percentage
After June 18, 2007 and on or before June 18, 2008	3.50%

After June 18, 2008 and on or before June 18, 2009	3.00%

After June 18, 2009 and on or before June 18, 2010	2.50%

After June 18, 2010 and on or before June 18, 2011	2.00%

After June 18, 2011 and on or before June 18, 2012	1.50%

After June 18, 2012 and on or before June 18, 2013	1.00%

After June 18, 2013	0.00%;
     (c) With respect to the Series D Notes (1) if the Settlement Date with respect to which the Yield-Maintenance Amount is being determined is on or before November 28, 2008, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Series D Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal, and (2) if the Settlement Date with respect to which the Yield-Maintenance Amount is being determined is after November 28, 2008, the percentage of the Called Principal of such Series D Note set forth below opposite the Settlement Date:

Settlement Date	Percentage
After November 28, 2008 and on or before November 28, 2009		3.50%

After November 28, 2009 and on or before November 28, 2010		3.00%

After November 28, 2010 and on or before November 28, 2011		2.50%

After November 28, 2011 and on or before November 28, 2012		2.00%

After November 28, 2012 and on or before November 28, 2013		1.50%

After November 28, 2013 and on or before November 28, 2014		1.00%

After November 28, 2014	0.00	%; and
     (d) With respect to the Series E Notes (1) if the Settlement Date with respect to which the Yield-Maintenance Amount is being determined is on or before March 13, 2009, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Series E Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal, and (2) if the Settlement Date with respect to which the Yield-Maintenance Amount is being determined is after March 13, 2009, the percentage of the Called Principal of such Series E Note set forth below opposite the Settlement Date:

Settlement Date	Percentage
After March 13, 2009 and on or before March 13, 2010	3.50%

After March 13, 2010 and on or before March 13, 2011	3.00%

After March 13, 2011 and on or before March 13, 2012	2.50%

Settlement Date	Percentage
After March 13, 2012 and on or before March 13, 2013	2.00%

After March 13, 2013 and on or before March 13, 2014	1.50%

After March 13, 2014 and on or before March 13, 2015	1.00%

After March 13, 2015	0.00%
  The Yield-Maintenance Amount shall in no event be less than zero.”
     9. Amendments to Paragraph 10B. Other Terms.
          (a) The definition of “Closing Day” in paragraph 10B of the Agreement is amended by adding the following thereto:
     “With respect to the Series E Notes, the “Closing Day” shall mean the Series E Closing Day.”
          (b) The definition of “Purchasers” in paragraph 10B of the Agreement is amended to add the following thereto immediately after “the Series C Notes,”:
“with respect to the Series E Notes, the Persons listed on the Purchaser Schedule attached hereto as purchasers of the Series E Notes,”
          (c) Paragraph 10B of the Agreement is amended by adding the following definitions thereto in appropriate alphabetical order:
     “Series D Notes” shall mean the Company’s 6.23% Senior Secured Notes, Series D, due November 28, 2015, issued pursuant to this Agreement.
     “Series E Closing” shall have the meaning specified in paragraph 1H.
     “Series E Notes” shall have the meaning specified in paragraph 1E.
     10. Amendments to Purchaser Schedule and Exhibits.
          (a) The Purchaser Schedule to the Agreement is amended by adding thereto the Series E Purchaser Schedule in the form attached hereto.
          (b) The Exhibits to the Agreement are amended by adding thereto Exhibit A-5 in the form attached hereto.

     11. Representations and Warranties. In order to induce the Purchasers to enter into this Amendment, the Company hereby represents and warrants as follows:
          (a) The execution, delivery and performance by the Company and the Guarantors of this Amendment, the Agreement, as amended hereby, and each of documents described in paragraph 12 hereof to which each is a party, and the Loan Documents, as amended hereby, have in each case been duly authorized by all necessary limited liability company, limited partnership or other organizational action and do not and will not (i) contravene the terms of the Company Partnership Agreement or the partnership or limited liability company agreement or certificate of formation (or other organizational documents) of the General Partner, the Company or any of their Subsidiaries, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which the General Partner, the Company or any of their Subsidiaries is a party and which could subject any holder of Notes to any liability, (iii) conflict with or result in any breach or contravention of any order, injunction, writ or decree of any governmental authority binding on the General Partner, the Company, any of their Subsidiaries or their respective properties, or (iv) violate any applicable law binding on or affecting the General Partner, the Company or any of their Subsidiaries.
          (b) Each of the representations and warranties contained in paragraph 8 of the Agreement is true and correct on and as of the date hereof, and will be true and correct immediately upon, and as of the date of, the effectiveness of this Amendment in each case except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.
          (c) On and as of the date hereof, and after giving effect to this Amendment, no Default or Event of Default exists under the Agreement.
          (d) No Governmental Action is required for the due execution, delivery or performance by the Company or the Guarantors of this Amendment, the Agreement, as amended hereby, or each of the documents described in paragraph 12 hereto to be executed by the Company or any Guarantor.
          (e) This Amendment, the Agreement, as amended hereby, and each of the documents described in paragraph 12 hereto to be executed by the Company or any Guarantor, constitute legal, valid and binding obligations of the Company or such Guarantor, as applicable, enforceable against the Company or such Guarantor, as applicable, in accordance with their respective terms.
          (f) The quarterly and annual financial statements most recently delivered to the Purchasers pursuant to clauses (i) and (ii) of paragraph 5A of the Agreement fairly present the Consolidated financial condition of the Company and its Subsidiaries as of the respective dates thereof and the Consolidated results of the operations of the Company and its Subsidiaries for the respective fiscal periods ended on such dates, all in accordance with GAAP applied on a consistent basis (subject to normal year-end audit adjustments and the absence of footnotes in the case of the quarterly financial statements). Since September 30, 2005 there has been no material and adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company or any of its Subsidiaries. The Company and its Subsidiaries have no material contingent liabilities except as disclosed in such financial statements or the notes thereto.
          (g) There is no pending or, to the knowledge of the Company, threatened action or proceeding affecting the Company or any of its Subsidiaries before any Governmental Person, referee or arbitrator that could reasonably be expected to have a Material Adverse Effect.
          (h) Neither the Company, the General Partner, the Ultimate General Partner nor any of their Subsidiaries have paid, or agreed to pay, any fees or other compensation for or with respect to the amendment to the Bank Agreement referred to in paragraph 3A(xx) of the Agreement except as expressly set forth in such amendment.
     12. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Amendment No. 3 Effective Date”) first above written when and if each Purchaser shall have received the following, each to be dated the date of execution and delivery thereof unless otherwise indicated, and each to be in form and substance satisfactory to such Purchaser and executed and delivered by each of the parties thereto, as applicable:
     (i) This Amendment, dated as of the Amendment No. 3 Effective Date.
     (ii) A certificate of a Responsible Officer, dated as of the Amendment No. 3 Effective Date, certifying that (A) the representations and warranties contained in this Amendment and the Agreement, as amended hereby, are true and correct on and as of the Amendment No. 3 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (B) no Event of Default or Default exists as of the date thereof and (C) all of the conditions specified in this paragraph 12 have been met.
     (iii) A certificate of the Secretary or an Assistant Secretary of the General Partner, dated as of the Amendment No. 3 Effective Date, certifying (A) the existence of the Company and the General Partner, (B) the Company Partnership Agreement, (C) the Company’s and General Partner’s organizational documents, (D) the resolutions of the General Partner approving this Amendment, the documents to be executed by the Company described in this paragraph 12 and the related transactions, and (E) all documents evidencing other necessary corporate, partnership or limited liability company action and governmental approvals, if any, with respect to this Amendment and the other documents executed in connection herewith.
     (iv) A certificate of the Secretary or an Assistant Secretary of the General Partner, dated as of the Amendment No. 3 Effective Date, certifying the names and true signatures of the officers of the General Partner authorized to sign this Amendment and the other documents executed in connection herewith.
     (v) Certificates of the Secretary or an Assistant Secretary of each of the Guarantors, dated as of the Amendment No. 3 Effective Date, certifying (A) the organizational documents of such Guarantor, (B) the resolutions of the governing body of such Guarantor approving this Amendment, the documents to be executed by such

Guarantor described in this paragraph 12 and the related transactions, and (C) all other documents evidencing other necessary corporate, partnership or limited liability company action and governmental approvals, if any, with respect to this Amendment and the other documents executed in connection herewith.
     (vi) A favorable opinion of Baker Botts, L.L.P., special counsel to the Company and the Guarantors, and Taylor, Porter, Brooks & Phillips, LLP, Louisiana counsel to the Company and the Guarantors, addressed to the Purchasers. The Company and each Guarantor hereby directs such counsel to deliver such opinions, agrees that the issuance and sale of any Notes will constitute a reconfirmation of such direction, and understands and agrees that each Purchaser receiving such an opinion will be and is hereby authorized to rely on such opinion.
     (vii) Such additional documents or certificates with respect to such legal matters or limited liability company, limited partnership or other proceedings related to the transactions contemplated hereby as may be reasonably requested by such Purchaser prior to the purchase of the Series E Notes by the Purchasers.
     13. Miscellaneous.
          (a) Effect on Agreement. On and after the Amendment No. 3 Effective Date, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import referring to the Agreement and each reference in the Notes and all other documents executed in connection with the Agreement to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Agreement shall mean the Agreement as amended by this Amendment. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement. Without limiting the generality of the foregoing, nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance by the Company or any other Person with respect to any term, provision, covenant or condition of the Agreement or any other Loan Document or (ii) to prejudice any right or remedy that any holder of Notes may now have or may have in the future under or in connection with the Agreement or any other Loan Document.
          (b) Counterparts. This Amendment may be executed in any number of counterparts (including those transmitted by facsimile) and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment. Delivery of this Amendment may be made by facsimile transmission of a duly executed counterpart copy hereof.
          (c) Expenses. The Company confirms its agreement, pursuant to paragraph 11B of the Agreement, to pay promptly all out-of-pocket expenses of the Purchasers related to the preparation, negotiation, reproduction, execution and delivery of this Amendment and all matters contemplated hereby and thereby, including without limitation all fees and out-of-pocket expenses of the Purchasers’ special counsel.

          (d) Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.
          (e) Affirmation of Obligations. Notwithstanding that such consent is not required under the Guaranties, each of the Guarantors consents to the execution and delivery of this Amendment by the parties hereto, including, without limitation, the increase in the aggregate amount of Notes that may be issued under the Agreement to $260,000,000. As a material inducement to the undersigned to amend the Agreement as set forth herein, each of the Guarantors respectively (i) acknowledges and confirms the continuing existence, validity and effectiveness of the Guaranty to which it is a party, including, without limitation, with respect to any Shelf Notes that may be issued as a result of the foregoing increase, and (ii) agrees that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise affect its obligations thereunder.
          (g) Facility Fully Utilized. For the avoidance of doubt the Company acknowledges that it has heretofore issued an aggregate of $85,000,000 of Shelf Notes under the Agreement and, consequently, the Available Facility Amount is zero.
          (g) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
{Remainder of this page blank; signature page follows.}

     If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least one counterpart to the Company at 2501 Cedar Springs, Suite 600, Dallas, Texas 85201.

Very truly yours,

CROSSTEX ENERGY, L.P.

By:	Crosstex Energy GP, L.P.,
its general partner

By:	Crosstex Energy GP, LLC,
its general partner

By:	/s/ Gysle R. Shellum

Gysle R. Shellum
Vice President — Finance
Agreed to as of the Amendment No. 3 Effective Date:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:	/s/ Authorized Signatory

Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Authorized Signatory

Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Authorized Signatory

Vice President

PRUCO LIFE INSURANCE COMPANY OF
NEW JERSEY

By:	/s/ Authorized Signatory

Vice President
Signature Page to Letter Amendment No. 3

GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management (Japan), Inc., as Investment Manager

By:	Prudential Investment Management, Inc., as Sub-Adviser

By:	/s/ Authorized Signatory

Vice President

RGA REINSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Authorized Signatory

Vice President

CONNECTICUT GENERAL LIFE INSURANCE
COMPANY

By:	Prudential Investment Management, Inc.,
as Investment Manager

By:	/s/ Authorized Signatory

Vice President

ZURICH AMERICAN INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Authorized Signatory

Vice President

THE PRUDENTIAL LIFE INSURANCE
COMPANY, LTD.

By:	Prudential Investment Management (Japan), Inc.,
Signature Page to Letter Amendment No. 3

as Investment Manager

By:	Prudential Investment Management, Inc.,
as Sub-Adviser

By:	/s/ Authorized Signatory

Vice President

PRUDENTIAL RETIREMENT INSURANCE
AND	ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

By:	/s/ Authorized Signatory

Vice President

MTL INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P.
(as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Authorized Signatory

Vice President
Signature Page to Letter Amendment No. 3

Agreed to and acknowledged by each of the undersigned for the purposes set forth in paragraph 13(e):

GUARANTORS:

CROSSTEX ACQUISITION MANAGEMENT, L.P.
CROSSTEX MISSISSIPPI PIPELINE, L.P.
CROSSTEX SEMINOLE GAS, L.P.
CROSSTEX ALABAMA GATHERING SYSTEM, L.P.
CROSSTEX MISSISSIPPI INDUSTRIAL GAS
SALES, L.P.
CROSSTEX GULF COAST TRANSMISSION LTD.
CROSSTEX GULF COAST MARKETING LTD.
CROSSTEX CCNG GATHERING LTD.
CROSSTEX CCNG PROCESSING LTD.
CROSSTEX CCNG TRANSMISSION LTD.
CROSSTEX TREATING SERVICES, L.P.
CROSSTEX NORTH TEXAS PIPELINE, L.P.
CROSSTEX NORTH TEXAS GATHERING, L.P.
CROSSTEX NGL MARKETING, L.P.
CROSSTEX NGL PIPELINE, L.P.

By:	Crosstex Energy Services GP, LLC
Sole General Partner of each above limited
partnership

By:	/s/ Gysle R. Shellum

Gysle R. Shellum
Vice President-Finance

CROSSTEX ENERGY SERVICES, L.P.

By:	Crosstex Operating GP, LLC,
its general partner

By:	/s/ Gysle R. Shellum

Gysle R. Shellum
Vice President-Finance
Signature Page to Letter Amendment No. 3

CROSSTEX OPERATING GP, LLC
CROSSTEX ENERGY SERVICES GP, LLC
CROSSTEX LIG, LLC
CROSSTEX TUSCALOOSA, LLC
CROSSTEX LIG LIQUIDS, LLC
CROSSTEX PIPELINE, LLC
CROSSTEX PROCESSING SERVICES, LLC
CROSSTEX PELICAN, LLC

By:	/s/ Gysle R. Shellum

Gysle R. Shellum
Vice President-Finance

CROSSTEX PIPELINE PARTNERS, LTD.

By:	Crosstex Pipeline, LLC, its general partner

By:	/s/ Gysle R. Shellum

Gysle R. Shellum
Vice President-Finance

SABINE PASS PLANT FACILITY JOINT VENTURE

By:	Crosstex Processing Services, LLC,
as general partner
and
By:	Crosstex Pelican, LLC, as general partner

By:	/s/ Gysle R. Shellum

Gysle R. Shellum
Vice President-Finance
Signature Page to Letter Amendment No. 3